EXHIBIT 4.1

NUMBER                   GALACTICOMM TECHNOLOGIES, INC.                   SHARES

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                    COMMON STOCK

THIS CERTIFIES THAT                                          CUSIP 362917  10  6



is the registered holder of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.0001 PER SHARE, OF

                         GALACTICOMM TECHNOLOGIES, INC.

(the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         This Certificate and the shares represented hereby are issued and subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, to all of which the holder, by the acceptance hereof, assents.

         This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

         Witness the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                    GALACTICOMM TECHNOLOGIES, INC.
                                 CORPORATE SEAL
                                     FLORIDA

         Secretary                                         President

                          COUNTERSIGNED AND REGISTERED:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              (NEW YORK, NEW YORK)

                                                    TRANSFER AGENT AND REGISTRAR

              BY __________________________________________________
                                AUTHORIZED SIGNATURE

                         GALACTICOMM TECHNOLOGIES, INC.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common              UNIF GIFT MIN ACT ____ Custodian ____
                                                                      (Cust)         (Minor)

         TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors

         JT TEN - as joint tenants with right        Act _____________________________
                  of survivorship and not as                               (State)
                  tenants in common

                      Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _____________________________ HEREBY SELL,
         ASSIGN AND TRANSFER UNTO

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
         ASSIGNEE

         [                        ]

         -----------------------------------------------------------------------
         Please print or typewrite name and address of assignee

         _________________________________________________________________SHARES
         REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
         IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________
         TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

         DATED: ____________________________________

         SIGNATURE GUARANTEED

         -------------------------------------

         -----------------------------------------------------------------------
         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

         IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.